Exhibit 99.1

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(in thousands)

	December 31, 2005
	Company Historical (1)	Sale of Wafer Test Business (2)	Pro Forma Adjustments		Company Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$84,320	$—	$9,000	(4)(a)	$93,320
Restricted cash	10,255	—	—		10,255
Short-term investments	7,222	—	—		7,222
Accounts and notes receivable, net	179,520	(11,192)	5,192	(4)(b)	173,520
Inventories, net	62,926	(6,002)	—		56,924
Prepaid expenses and other current assets	14,117	—	—		14,117
Deferred income taxes	1,567	—	—		1,567

Total current assets	359,927	(17,194)	14,192		356,925

Property, plant and equipment, net	44,372	(10,512)	—		33,860
Goodwill	29,684	—	—		29,684
Other assets	5,835	—	—		5,835

TOTAL ASSETS	$439,818	$(27,706)	$14,192		$426,304

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Current portion of long-term debt	$9,970	$—	$—		$9,970
Accounts payable	80,523	(2,445)	—		78,078
Accrued expenses	32,017	—	—		32,017
Income taxes payable	20,615	—	—		20,615

Total current liabilities	143,125	(2,445)	—		140,680

Long-term debt	270,000	—	—		270,000
Other liabilities	6,610	—	—		6,610
Deferred income taxes	23,207	—	—		23,207

Total liabilities	442,942	(2,445)	—		440,497

Commitments and contingencies	—	—	—		—

Shareholders’ equity (deficit):
Common stock, no par value	221,305	—	—		221,305
Accumulated deficit	(218,692)	—	(11,069	)(4)(c)	(229,761)
Accumulated other comprehensive loss	(5,737)	—	—		(5,737)

Total shareholders’ equity (deficit)	(3,124)	—	(11,069)		(14,193)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$439,818	$(2,445)	$(11,069)		$426,304

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Three Months Ended December 31, 2005
	Company Historical (1)	Sale of Wafer Test Business (2)	Pro Forma Adjustments		Company Pro Forma Combined
Net revenue	$228,100	$(14,790)	$—		$213,310

Cost of sales	157,223	(11,912)	—		145,311

Gross profit	70,877	(2,878)	—		67,999

Selling, general and administrative	27,933	(5,408)	1,184	(4)(d)	23,709
Research and development, net	12,179	(2,266)	—		9,913

Total operating expenses	40,112	(7,674)	1,184		33,622

Income from operations	30,765	4,796	(1,184)		34,377

Interest income	712	—	—		712
Interest expense	(958)	—	—		(958)

Income from operations before income taxes	30,519	4,796	(1,184)		34,131

Provision for income taxes	5,218	32	—		5,250

Net income	$25,301	$4,764	$(1,184)		$28,881

Net income per share:
Basic	$0.49				$0.55

Diluted	$0.38				$0.43

Weighted average shares outstanding:
Basic	52,044				52,044
Diluted	68,239				68,239

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Three Months Ended December 31, 2004
	Company Historical (1)	Sale of Wafer Test Business (2)	Pro Forma Adjustments		Company Pro Forma Combined
Net revenue	$116,321	$(14,017)	$—		$102,304

Cost of sales	89,943	(14,574)	—		75,369

Gross profit	26,378	557	—		26,935

Selling, general and administrative	22,073	(5,246)	1,344	(4)(d)	18,171
Research and development, net	8,878	(1,171)	—		7,707
Gain on sale of assets	(1,875)	1,497	—		(378)
Amortization of intangible assets	2,194	(1,340)	—		854

Total operating expenses	31,270	(6,260)	1,344		26,354

Income (loss) from operations	(4,892)	6,817	(1,344)		581

Interest income	449	—	—		449
Interest expense	(846)	—	—		(846)

Income (loss) from operations before income taxes	(5,289)	6,817	(1,344)		184

Provision for income taxes	1,902	64	—		1,966

Net loss	$(7,191)	$6,753	$(1,344)		$(1,782)

Net loss per share:
Basic	$(0.14)				$(0.03)

Diluted	$(0.14)				$(0.03)

Weighted average shares outstanding:
Basic	51,237				51,237
Diluted	51,237				51,237

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Fiscal Year Ended September 30, 2005
	Company Historical (3)	Sale of Wafer Test Business (2)	Pro Forma Adjustments		Company Pro Forma Combined
Net revenue	$561,274	$(53,854)	$—		$507,420

Cost of sales	419,695	(55,267)	—		364,428

Gross profit	141,579	1,413	—		142,992

Selling, general and administrative	94,473	(21,257)	4,861	(4)(d)	78,077
Research and development	41,025	(6,351)	—		34,674
Asset impairment	48,820	(29,322)	—		19,498
Goodwill impairment	51,756	(31,623)	—		20,133
Amortization of intangible assets	6,225	(3,707)	—		2,518
Gain on sale of assets	(2,173)	818	—		(1,355)

Total operating expenses	240,126	(91,442)	4,861		153,545

Loss from operations	(98,547)	92,855	(4,861)		(10,553)

Interest income	2,228	—	—		2,228
Interest expense	(3,806)	—	—		(3,806)

Loss from operations before income taxes	(100,125)	92,855	(4,861)		(12,131)

Provision for income taxes	3,957	555	—		4,512

Net loss	$(104,082)	$92,300	$(4,861)		$(16,643)

Net loss per share:
Basic	$(2.02)				$(0.32)

Diluted	$(2.02)				$(0.32)

Weighted average shares outstanding:
Basic	51,619				51,619
Diluted	51,619				51,619

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Fiscal Year Ended September 30, 2004
	Company Historical (3)	Sale of Wafer Test Business (2)	Pro Forma Adjustments		Company Pro Forma Combined
Net revenue	$717,811	$(78,283)	$—		$639,528

Cost of sales	486,806	(64,947)	—		421,859

Gross profit	231,005	(13,336)	—		217,669

Selling, general and administrative	101,225	(22,998)	4,959	(4)(d)	83,186
Research and development	34,611	(3,954)	—		30,657
Resizing	(68)	—	—		(68)
Asset impairment	3,293	(110)	—		3,183
Amortization of intangible assets	9,022	(5,911)	—		3,111
Gain on sale of assets	(1,023)	—	—		(1,023)

Total operating expenses	147,060	(32,973)	4,959		119,046

Income from operations	83,945	19,637	(4,959)		98,623

Interest income	1,109	—	—		1,109
Interest expense	(10,466)	—	—		(10,466)
Charge on extinguishment of debt	(10,510)	—	—		(10,510)

Income from continuing operations before income taxes	64,078	19,637	(4,959)		78,756
Provision for income taxes	7,386	(291)	—		7,095

Net income from continuing operations	$56,692	$19,928	$(4,959)		$71,661

Net income per share from continuing operations:
Basic	$1.12				$1.41

Diluted	$0.90				$1.12

Weighted average shares outstanding:
Basic	50,746				50,746
Diluted	68,582				68,582

KULICKE AND SOFFA INDUSTRIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

	For the Fiscal Year Ended September 30, 2003
	Company Historical (3)	Sale of Wafer Test Business (2)	Pro Forma Adjustments		Company Pro Forma Combined
Net revenue	$477,935	$(62,720)	$—		$415,215

Cost of sales	349,727	(55,060)	—		294,667

Gross profit	128,208	(7,660)	—		120,548

Selling, general and administrative	102,327	(16,747)	2,278	(4)(d)	87,858
Research and development	38,121	(3,188)	—		34,933
Resizing	(475)	103	—		(372)
Asset impairment	3,629	(1,691)	—		1,938
Amortization of intangible assets	9,260	(5,723)	—		3,537
Loss on sale of product lines	5,257	—	—		5,257

Total operating expenses	158,119	(27,246)	2,278		133,151

Loss from operations	(29,911)	19,586	(2,278)		(12,603)

Interest income	940	—	—		940
Interest expense	(17,431)	—	—		(17,431)

Loss from continuing operations before income taxes	(46,402)	19,586	(2,278)		(29,094)
Provision for income taxes for continuing operations	7,594	(90)	—		7,504

Net loss from continuing operations	$(53,996)	$19,676	$(2,278)		$(36,598)

Net loss per share:
Basic	$(1.09)				$(0.74)

Diluted	$(1.09)				$(0.74)

Weighted average shares outstanding:
Basic	49,695				49,695
Diluted	49,695				49,695

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1)	As reported in K&S’s unaudited quarterly report on Form 10-Q for the quarterly period ended December 31, 2005.
(2)	Prepared by the Company from its accounting records. The wafer test business had not historically been managed or reported as a separate business and this financial information is prepared on a “carve-out” basis and reflects an allocation of certain corporate costs (see footnote (4(d)). These allocations have been prepared on a basis considered reasonable by management.
(3)	As reported in K&S’s audited annual report on Form 10-K for the year ended September 30, 2005.
(4)	Pro forma adjustments reflect only those adjustments which are directly attributable to the transaction and do not include the impact of contingencies. Pro forma adjustments include the following ($ in thousands):

(a)	To record cash proceeds of $9,000, net of estimated transaction costs of $1,000 from the sale of the wafer test business.
(b)	To add back certain assets of the wafer test business which will be retained by K&S, (consisting primarily of accounts receivable).
(c)	Represents the estimated loss on sale of net assets of $11,069.
(d)	To add back allocated corporate general and administrative expenses, incentive compensation, and stock-based compensation expense that are included in the wafer test business carve-out amounts that will not be eliminated with the disposal of the business and will continue to be incurred by K&S.

	Three Months Ended December 31,		Fiscal Year Ended December 31,
	2005	2004	2005	2004	2003
Corporate Allocated Expenses:

Selling, general and administrative	$912	$1,382	$4,790	$4,414	$2,278
Incentive compensation	191	(38)	71	545	—
Stock-based compensation	81	—	—	—	—

	$1,184	$1,344	$4,861	$4,959	$2,278